UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2005

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2005 Cascade Microtech, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2005 and its expectations as to its financial results for the quarter ending December 31, 2005.  The Company also disclosed its financial results for the quarter ended September 30, 2005 and its expectations as to its financial results for the quarter ending December 31, 2005, by means of telephone conference held on October 25, 2005.  The Company’s press release dated October 24, 2005, and the Company’s presentation during the telephone conference contained forward-looking statements regarding the Company.  Important factors that could cause actual results to differ materially from those anticipated are described in the Company’s press release dated October 24, 2005.  A replay of the telephone conference is available at the investor relations page of www.cascademicrotech.com.  The telephone conference may also be accessed through a telephone replay, by dialing 888-286-8010 passcode: 81876511; International: 617-801-6888.

The press release issued October 24, 2005 is filed herewith as Exhibit No. 99.1 to this Report.  The script of the Company’s telephone conference on October 25, 2005 is filed herewith as Exhibit No. 99.2 to this Report.

Item 7.01                REGULATION FD DISCLOSURE

On October 24, 2005 Cascade Microtech, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2005 and its expectations as to its financial results for the quarter ending December 31, 2005 by means of a press release.  The Company also disclosed its financial results for the quarter ended September 30, 2005 and its expectations as to its financial results for the quarter ending December 31, 2005 by means of a telephone conference held on October 25, 2005.

Item 9.01.               FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

99.1                           Press Release issued by Cascade Microtech, Inc. dated October 24, 2005.

99.2                           Script of the telephone conference held by Cascade Microtech, Inc. held on October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 25, 2005.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz
Vice President and Chief Financial Officer